UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2006 (December 7, 2006)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Pursuant to Section 3.03 of the Bylaws of Transmeridian Exploration Incorporated (the “Company”), the Board of Directors of the Company (the “Board”) has elected Alfred L. Shacklett Jr. and J. Frank Haasbeek to the Board, effective as of December 7, 2006. In addition, Mr. Shacklett has been appointed to the Audit Committee, and Mr. Haasbeek has been appointed to the Audit Committee and the Compensation Committee, also effective as of December 7, 2006.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release by Transmeridian Exploration Incorporated, dated December 12, 2006, announcing the election of Alfred L. Shacklett Jr. and J. Frank Haasbeek to its Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: December 12, 2006	By:	/s/ Nicolas J. Evanoff
	Name:	Nicolas J. Evanoff
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press release by Transmeridian Exploration Incorporated, dated December 12, 2006, announcing the election of Alfred L. Shacklett Jr. and J. Frank Haasbeek to its Board of Directors